EXHIBIT 99.1



                                Certification of
                             American River Holdings
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
  regarding Quarterly Report on Form 10-Q for the quarter ended March 31, 2003


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Holdings, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 8, 2003                     By: /s/ DAVID T. TABER
                                       ----------------------
                                       David T. Taber
                                       President and Chief Executive Officer

Dated: May 8, 2003                     By: /s/ MITCHELL A. DERENZO
                                       ---------------------------
                                       Mitchell A. Derenzo
                                       Executive Vice President and
                                       Chief Financial Officer


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